Exhibit 99.2

Financial Supplement
Second Quarter 2016
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Sr. Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company Limited	AA-	NR	NR
RGA Global Reinsurance Company Limited	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
Financial Supplement
2nd Quarter 2016

Reinsurance Group of America, Incorporated
Financial Supplement
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated ("RGA") with the SEC.
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, and other items that management believes are not indicative of the Company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income is presented in the appendix.
RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
RGA uses a non-GAAP financial measure called operating return on equity, which is calculated as operating income divided by average shareholders’
equity excluding AOCI.

Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation.

Reinsurance Group of America, Incorporated
Financial Supplement
2016 Notes

PRIOR PERIOD RECLASSIFICATIONS

Effective December 31, 2015, prior period balances were updated to reflect the adoption of the accounting standard update "Simplifying the Presentation of Debt Issuance Costs".

Reinsurance Group of America, Incorporated Financial Highlights

	Three Months Ended						Current Qtr vs. PY Quarter	Year-to Date
(USD thousands, except in force & per share data)	June 30,	March 31,	Dec. 31,		Sept. 30,	June 30,		June 30,	June 30,
	2016	2016	2015		2015	2015		2016	2015	Change
Net premiums	$2,346,945	$2,157,005	$2,328,501		$2,089,345	$2,129,043	$217,902	$4,503,950	$4,152,895	$351,055
Net income	236,103	76,472	163,127		83,534	130,391	105,712	312,575	255,505	57,070
Operating income	181,228	120,750	187,950		127,086	130,270	50,958	301,978	252,048	49,930
Operating return on equity (ex AOCI) -
Annualized	13.2%	8.9%	14.0%		9.5%	9.8%	3.4%
Trailing 12 months	11.4%	10.6%	10.6%		11.1%	11.8%	(0.4)%
Total assets (1)	$53,876,703	$52,186,624	$50,383,152		$47,581,959	$47,435,240	$6,441,463
Assumed Life Reinsurance In Force (in billions)
U.S. and Latin America Traditional	$1,612.9	$1,609.3	$1,594.3		$1,476.1	$1,475.6	$137.3
U.S. and Latin America Non-Traditional	2.1	2.1	2.1		2.2	2.1	—
Canada Traditional	361.8	349.0	333.0		343.0	360.7	1.1
Europe, Middle East and Africa Traditional	608.3	624.2	602.7		566.0	573.9	34.4
Asia Pacific Traditional	504.8	483.5	462.7		461.8	512.7	(7.9)
Asia Pacific Non-Traditional	0.4	0.3	0.3		0.3	0.3	0.1
Total Assumed Life Reinsurance In Force	$3,090.3	$3,068.4	$2,995.1		$2,849.4	$2,925.3	$165.0
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$32.0	$41.3	$142.1	(2)	$26.4	$15.7	$16.3	$73.3	$35.4	$37.9
Canada Traditional	8.2	8.2	8.7		9.1	11.1	(2.9)	16.4	20.8	(4.4)
Europe, Middle East and Africa Traditional	49.1	44.7	66.0	(2)	24.7	32.3	16.8	93.8	80.9	12.9
Asia Pacific Traditional	18.0	13.6	12.1		24.4	12.6	5.4	31.6	40.4	(8.8)
Total Assumed New Business Production	$107.3	$107.8	$228.9		$84.6	$71.7	$35.6	$215.1	$177.5	$37.6
Per Share and Shares Data
Basic earnings per share
Net income	$3.68	$1.18	$2.49		$1.26	$1.97	$1.71	$4.86	$3.80	$1.06
Operating income	$2.83	$1.87	$2.87		$1.92	$1.96	$0.87	$4.69	$3.75	$0.94
Diluted earnings per share
Net income	$3.64	$1.17	$2.46		$1.25	$1.94	$1.70	$4.81	$3.76	$1.05
Operating income	$2.80	$1.85	$2.84		$1.90	$1.94	$0.86	$4.65	$3.70	$0.95

Wgt. average common shares outstanding
Basic	64,126	64,568	65,535		66,205	66,351	(2,225)	64,348	67,246	(2,898)
Diluted	64,796	65,217	66,247		66,882	67,120	(2,324)	65,008	68,030	(3,022)

Common shares issued	79,138	79,138	79,138		79,138	79,138	—	79,138	79,138	—
Treasury shares	15,068	15,073	13,933		13,389	12,716	2,352	15,068	12,716	2,352
Common shares outstanding	64,070	64,065	65,205		65,749	66,422	(2,352)	64,070	66,422	(2,352)

Book value per share	$118.32	$104.88	$94.09		$94.92	$97.61

Per share effect of AOCI	$30.99	$20.77	$10.86		$13.78	$17.31
Book value per share, excluding AOCI	$87.33	$84.11	$83.23		$81.14	$80.30

Shareholder dividends paid	$23,727.2	$24,018.6	$24,269.1		$24,592.1	$21,850.5	$1,876.7	$47,745.8	$44,519.3	$3,226.5
        (1) Effective December 31, 2015, prior period balances have been updated to conform with current period presentation for the adoption of the accounting standard update "Simplifying the Presentation of Debt Issuance Costs".

(2) Includes the effect of significant in force transactions.

Reinsurance Group of America, Incorporated Consolidated GAAP Income Statements (incl. Operating Income Reconciliations)

	Three Months Ended					Current Qtr	Year-to Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2016	2016	2015	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$2,346,945	$2,157,005	$2,328,501	$2,089,345	$2,129,043	$217,902	$4,503,950	$4,152,895	$351,055
Investment income, net of related expenses	507,666	417,266	467,468	389,597	450,539	57,127	924,932	877,430	47,502
Investment related gains (losses), net
OTTI on fixed maturity securities	(846)	(33,817)	(27,605)	(23,111)	(4,137)	3,291	(34,663)	(6,664)	(27,999)
Other investment related gains (losses), net	119,110	(87,069)	(17,204)	(88,235)	(12,041)	131,151	32,041	(1,931)	33,972
Total investment related gains (losses), net	118,264	(120,886)	(44,809)	(111,346)	(16,178)	134,442	(2,622)	(8,595)	5,973
Other revenue	66,193	59,183	77,431	71,038	66,936	(743)	125,376	129,223	(3,847)
Total revenues	3,039,068	2,512,568	2,828,591	2,438,634	2,630,340	408,728	5,551,636	5,150,953	400,683
Benefits and expenses:
Claims and other policy benefits	1,997,502	1,886,764	2,015,929	1,831,819	1,866,183	131,319	3,884,266	3,641,634	242,632
Interest credited	95,849	87,905	105,032	34,008	77,246	18,603	183,754	197,924	(14,170)
Policy acquisition costs and other insurance expenses	405,681	233,763	300,329	249,702	300,412	105,269	639,444	577,455	61,989
Other operating expenses	159,895	157,424	158,556	142,270	131,600	28,295	317,319	253,218	64,101
Interest expense	20,331	32,807	35,820	35,565	35,851	(15,520)	53,138	71,478	(18,340)
Collateral finance and securitization expense	6,587	6,325	6,182	5,133	5,258	1,329	12,912	11,329	1,583
Total benefits and expenses	2,685,845	2,404,988	2,621,848	2,298,497	2,416,550	269,295	5,090,833	4,753,038	337,795
Income before income taxes	353,223	107,580	206,743	140,137	213,790	139,433	460,803	397,915	62,888
Income tax expense	117,120	31,108	43,616	56,603	83,399	33,721	148,228	142,410	5,818
Net income	$236,103	$76,472	$163,127	$83,534	$130,391	$105,712	$312,575	$255,505	$57,070
Pre-tax Operating Income Reconciliation:
Income before income taxes	$353,223	$107,580	$206,743	$140,137	$213,790	$139,433	$460,803	$397,915	$62,888
Investment and derivative losses (gains)—
non-operating (1)	(67,100)	(31,968)	64,034	(35,028)	41,526	(108,626)	(99,068)	20,580	(119,648)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(76,966)	92,249	27,201	46,169	23,098	(100,064)	15,283	25,423	(10,140)
GMXB embedded derivatives (1)	28,137	62,940	(36,437)	95,373	(50,878)	79,015	91,077	(25,745)	116,822
Funds withheld losses (gains)—investment income	(11,657)	(4,983)	246	(2,212)	(3,002)	(8,655)	(16,640)	(14,404)	(2,236)
EIA embedded derivatives—interest credited	(17,364)	29,149	(1,412)	(10,995)	(10,488)	(6,876)	11,785	(175)	11,960
DAC offset, net	64,841	(76,978)	(13,142)	(25,945)	(1,187)	66,028	(12,137)	(10,138)	(1,999)
Investment income on unit-linked variable annuities	(2,966)	(408)	—	—	—	(2,966)	(3,374)	—	(3,374)
Interest credited on unit-linked variable annuities	2,966	408	—	—	—	2,966	3,374	—	3,374
Non-investment derivatives	110	(831)	(120)	(383)	493	(383)	(721)	385	(1,106)
Operating Income Before Income Taxes	$273,224	$177,158	$247,113	$207,116	$213,352	$59,872	$450,382	$393,841	$56,541
After-tax Operating Income Reconciliation:
Net Income	$236,103	$76,472	$163,127	$83,534	$130,391	$105,712	$312,575	$255,505	$57,070
Investment and derivative losses (gains)—
non-operating (1)	(46,490)	(21,727)	40,203	(22,750)	27,152	(73,642)	(68,217)	12,567	(80,784)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(50,028)	59,962	17,680	30,010	15,014	(65,042)	9,934	16,525	(6,591)
GMXB embedded derivatives (1)	18,289	40,911	(23,684)	61,992	(33,070)	51,359	59,200	(16,734)	75,934
Funds withheld losses (gains)—investment income	(7,577)	(3,239)	161	(1,438)	(1,951)	(5,626)	(10,816)	(9,363)	(1,453)
EIA embedded derivatives—interest credited	(11,287)	18,947	(917)	(7,147)	(6,817)	(4,470)	7,660	(114)	7,774
DAC offset, net	42,147	(50,036)	(8,542)	(16,865)	(770)	42,917	(7,889)	(6,589)	(1,300)
Investment income on unit-linked variable annuities	(1,928)	(265)	—	—	—	(1,928)	(2,193)	—	(2,193)
Interest credited on unit-linked variable annuities	1,928	265	—	—	—	1,928	2,193	—	2,193
Non-investment derivatives	71	(540)	(78)	(250)	321	(250)	(469)	251	(720)
Operating Income	$181,228	$120,750	$187,950	$127,086	$130,270	$50,958	$301,978	$252,048	$49,930

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Consolidated Operating Income Statements

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
(USD thousands, except per share data)	2016	2016	2015	2015	2015		2016	2015	Change
Revenues:
Net premiums	$2,346,945	$2,157,005	$2,328,501	$2,089,345	$2,129,043	$217,902	$4,503,950	$4,152,895	$351,055
Investment income, net of related expenses	493,043	411,875	467,714	387,385	447,537	45,506	904,918	863,026	41,892
Investment related gains (losses), net	2,335	2,335	9,989	(4,832)	(2,432)	4,767	4,670	11,663	(6,993)
Other revenue	66,303	58,352	77,311	70,655	67,429	(1,126)	124,655	129,608	(4,953)
Total revenues	2,908,626	2,629,567	2,883,515	2,542,553	2,641,577	267,049	5,538,193	5,157,192	381,001

Benefits and expenses:
Claims and other policy benefits	1,997,502	1,886,764	2,015,929	1,831,819	1,866,183	131,319	3,884,266	3,641,634	242,632
Interest credited	110,247	58,348	106,444	45,003	87,734	22,513	168,595	198,099	(29,504)
Policy acquisition costs and other insurance expenses	340,840	310,741	313,471	275,647	301,599	39,241	651,581	587,593	63,988
Other operating expenses	159,895	157,424	158,556	142,270	131,600	28,295	317,319	253,218	64,101
Interest expense	20,331	32,807	35,820	35,565	35,851	(15,520)	53,138	71,478	(18,340)
Collateral finance and securitization expense	6,587	6,325	6,182	5,133	5,258	1,329	12,912	11,329	1,583
Total benefits and expenses	2,635,402	2,452,409	2,636,402	2,335,437	2,428,225	207,177	5,087,811	4,763,351	324,460

Operating income before income taxes	273,224	177,158	247,113	207,116	213,352	59,872	450,382	393,841	56,541

Operating income tax expense	91,996	56,408	59,163	80,030	83,082	8,914	148,404	141,793	6,611

Operating income	$181,228	$120,750	$187,950	$127,086	$130,270	$50,958	$301,978	$252,048	$49,930

Wgt. average common shares outstanding (diluted)	64,796	65,217	66,247	66,882	67,120	(2,324)	65,008	68,030	(3,022)

Diluted earnings per share—operating income	$2.80	$1.85	$2.84	$1.90	$1.94	$0.86	$4.65	$3.70	$0.95

Foreign currency effect (1):
Net premiums	$(43,422)	$(69,340)	$(106,556)	$(145,047)	$(121,287)	$77,865	$(112,762)	$(217,311)	$104,549
Operating income before income taxes	$(4,057)	$(9,742)	$(18,726)	$(15,526)	$(8,700)	$4,643	$(13,799)	$(20,533)	$6,734

(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Consolidated Balance Sheets (USD thousands)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2016	2016	2015	2015	2015
Assets
Fixed maturity securities, available-for-sale	$33,160,976	$31,148,714	$29,642,905	$27,411,788	$28,063,975
Mortgage loans on real estate	3,377,039	3,292,496	3,129,951	3,170,002	3,073,313
Policy loans	1,445,410	1,451,857	1,468,796	1,444,009	1,438,156
Funds withheld at interest	5,899,289	5,797,183	5,880,203	5,675,174	5,840,076
Short-term investments	195,979	431,535	558,284	58,200	76,118
Other invested assets	1,682,143	1,368,544	1,298,120	1,187,504	1,110,107
Total investments	45,760,836	43,490,329	41,978,259	38,946,677	39,601,745
Cash and cash equivalents	1,034,329	1,502,082	1,525,275	1,747,692	1,335,661
Accrued investment income	368,926	364,432	339,452	342,088	322,069
Premiums receivable and other reinsurance balances	1,917,844	1,886,293	1,797,504	1,553,093	1,518,208
Reinsurance ceded receivables	681,425	688,491	637,859	661,185	711,463
Deferred policy acquisition costs	3,401,935	3,490,509	3,392,437	3,311,086	3,299,541
Other assets (1)	711,408	764,488	712,366	1,020,138	646,553
Total assets (1)	$53,876,703	$52,186,624	$50,383,152	$47,581,959	$47,435,240

Liabilities and Stockholders’ Equity
Future policy benefits	$19,605,021	$19,811,921	$19,612,251	$16,574,783	$16,773,035
Interest-sensitive contract liabilities	14,024,012	14,087,081	13,663,873	13,699,896	13,516,059
Other policy claims and benefits	4,305,219	4,384,072	4,094,640	3,892,036	3,857,610
Other reinsurance balances	344,527	397,375	296,899	280,093	311,388
Deferred income taxes	2,901,264	2,483,584	2,218,328	2,285,066	2,246,086
Other liabilities	1,157,252	1,106,531	1,165,071	1,405,675	1,032,980
Short-term debt	299,807	299,739	—	—	—
Long-term debt (1)	2,788,473	1,997,970	2,297,548	2,297,592	2,297,629
Collateral finance and securitization notes (1)	870,482	899,482	899,161	905,752	917,220
Total liabilities (1)	46,296,057	45,467,755	44,247,771	41,340,893	40,952,007

Stockholders’ Equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,834,995	1,827,646	1,816,142	1,812,377	1,805,858
Retained earnings	4,870,711	4,668,588	4,620,303	4,482,709	4,425,302
Treasury stock	(1,111,225)	(1,108,539)	(1,010,139)	(961,290)	(898,082)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	(93,476)	(103,418)	(181,151)	(119,493)	(13,989)
Unrealized appreciation of securities, net of income taxes	2,126,815	1,482,922	935,697	1,071,990	1,211,056
Pension and postretirement benefits, net of income taxes	(47,965)	(49,121)	(46,262)	(46,018)	(47,703)
Total stockholders’ equity	7,580,646	6,718,869	6,135,381	6,241,066	6,483,233
Total liabilities and stockholders’ equity (1)	$53,876,703	$52,186,624	$50,383,152	$47,581,959	$47,435,240

Total stockholders’ equity, excluding AOCI	$5,595,272	$5,388,486	$5,427,097	$5,334,587	$5,333,869

(1) Effective December 31, 2015, prior period balances have been updated to conform with current period presentation for the adoption of the accounting standard update "Simplifying the Presentation of Debt

Issuance Costs".

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional Segment GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Qtr vs. PY	June 30,	June 30,
	2016	2016	2015	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$1,307,395	$1,234,394	$1,370,745	$1,150,936	$1,170,931	$136,464	$2,541,789	$2,285,025	$256,764
Investment income, net of related expenses	182,238	165,023	176,174	154,210	163,390	18,848	347,261	306,395	40,866
Investment related gains (losses), net	(882)	(2,100)	493	926	3,360	(4,242)	(2,982)	887	(3,869)
Other revenue	5,252	3,500	7,438	6,566	4,567	685	8,752	5,231	3,521
Total revenues	1,494,003	1,400,817	1,554,850	1,312,638	1,342,248	151,755	2,894,820	2,597,538	297,282

Benefits and expenses:
Claims and other policy benefits	1,149,665	1,119,442	1,235,926	1,049,973	1,041,390	108,275	2,269,107	2,080,797	188,310
Interest credited	20,845	21,400	21,682	20,999	21,875	(1,030)	42,245	34,819	7,426
Policy acquisition costs and other insurance expenses	182,285	177,078	187,277	158,452	169,035	13,250	359,363	327,602	31,761
Other operating expenses	29,778	31,799	30,482	27,562	27,155	2,623	61,577	53,684	7,893
Total benefits and expenses	1,382,573	1,349,719	1,475,367	1,256,986	1,259,455	123,118	2,732,292	2,496,902	235,390

Income before income taxes	$111,430	$51,098	$79,483	$55,652	$82,793	$28,637	$162,528	$100,636	$61,892

Loss and expense ratios:
Claims and other policy benefits	87.9%	90.7%	90.2%	91.2%	88.9%	(1.0)%	89.3%	91.1%	(1.8)%
Policy acquisition costs and other insurance expenses	13.9%	14.3%	13.7%	13.8%	14.4%	(0.5)%	14.1%	14.3%	(0.2)%
Other operating expenses	2.3%	2.6%	2.2%	2.4%	2.3%	—%	2.4%	2.3%	0.1%

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional Segment Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Qtr vs. PY	June 30,	June 30,
	2016	2016	2015	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$1,307,395	$1,234,394	$1,370,745	$1,150,936	$1,170,931	$136,464	$2,541,789	$2,285,025	$256,764
Investment income, net of related expenses	182,238	165,023	176,174	154,210	163,390	18,848	347,261	306,395	40,866
Other revenue	5,252	3,500	7,438	6,566	4,567	685	8,752	5,231	3,521
Total revenues	1,494,885	1,402,917	1,554,357	1,311,712	1,338,888	155,997	2,897,802	2,596,651	301,151

Benefits and expenses:
Claims and other policy benefits	1,149,665	1,119,442	1,235,926	1,049,973	1,041,390	108,275	2,269,107	2,080,797	188,310
Interest credited	20,845	21,400	21,682	20,999	21,875	(1,030)	42,245	34,819	7,426
Policy acquisition costs and other insurance expenses	182,285	177,078	187,277	158,452	169,035	13,250	359,363	327,602	31,761
Other operating expenses	29,778	31,799	30,482	27,562	27,155	2,623	61,577	53,684	7,893
Total benefits and expenses	1,382,573	1,349,719	1,475,367	1,256,986	1,259,455	123,118	2,732,292	2,496,902	235,390

Operating income before income taxes	$112,312	$53,198	$78,990	$54,726	$79,433	$32,879	$165,510	$99,749	$65,761

Loss and expense ratios:
Claims and other policy benefits	87.9%	90.7%	90.2%	91.2%	88.9%	(1.0)%	89.3%	91.1%	(1.8)%
Policy acquisition costs and other insurance expenses	13.9%	14.3%	13.7%	13.8%	14.4%	(0.5)%	14.1%	14.3%	(0.2)%
Other operating expenses	2.3%	2.6%	2.2%	2.4%	2.3%	—%	2.4%	2.3%	0.1%

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment - Asset Intensive Reinsurance GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Qtr vs. PY	June 30,	June 30,
	2016	2016	2015	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$5,662	$6,219	$6,018	$5,177	$5,941	$(279)	$11,881	$10,982	$899
Investment income, net of related expenses	177,681	117,215	153,445	104,055	155,364	22,317	294,896	303,201	(8,305)
Investment related gains (losses), net	76,830	(128,551)	(31,218)	(68,990)	(15,075)	91,905	(51,721)	(18,274)	(33,447)
Other revenue	24,555	22,834	23,238	28,973	26,634	(2,079)	47,389	53,178	(5,789)
Total revenues	284,728	17,717	151,483	69,215	172,864	111,864	302,445	349,087	(46,642)

Benefits and expenses:
Claims and other policy benefits	19,507	19,833	22,605	16,832	19,983	(476)	39,340	26,709	12,631
Interest credited	68,436	62,558	71,756	18,535	59,042	9,394	130,994	154,027	(23,033)
Policy acquisition costs and other insurance expenses	97,078	(39,656)	19,957	4,773	32,976	64,102	57,422	61,030	(3,608)
Other operating expenses	5,728	5,812	6,291	4,893	5,113	615	11,540	9,431	2,109
Total benefits and expenses	190,749	48,547	120,609	45,033	117,114	73,635	239,296	251,197	(11,901)

Income before income taxes	$93,979	$(30,830)	$30,874	$24,182	$55,750	$38,229	$63,149	$97,890	$(34,741)

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment - Asset Intensive Reinsurance Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2016	2016	2015	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$5,662	$6,219	$6,018	$5,177	$5,941	$(279)	$11,881	$10,982	$899
Investment income, net of related expenses	167,377	112,591	153,504	103,052	152,616	14,761	279,968	294,086	(14,118)
Investment related gains (losses), net	1	—	(1)	1	—	1	1	—	1
Other revenue	24,555	22,834	23,238	28,973	26,634	(2,079)	47,389	53,178	(5,789)
Total revenues	197,595	141,644	182,759	137,203	185,191	12,404	339,239	358,246	(19,007)

Benefits and expenses:
Claims and other policy benefits	19,507	19,833	22,605	16,832	19,983	(476)	39,340	26,709	12,631
Interest credited	85,800	33,409	73,168	29,530	69,530	16,270	119,209	154,202	(34,993)
Policy acquisition costs and other insurance expenses	32,237	37,322	33,099	30,718	34,163	(1,926)	69,559	71,168	(1,609)
Other operating expenses	5,728	5,812	6,291	4,893	5,113	615	11,540	9,431	2,109
Total benefits and expenses	143,272	96,376	135,163	81,973	128,789	14,483	239,648	261,510	(21,862)

Operating income before income taxes	$54,323	$45,268	$47,596	$55,230	$56,402	$(2,079)	$99,591	$96,736	$2,855

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment - Asset Intensive Reinsurance (Cont'd) (USD millions)

	Three Months Ended
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2016	2016	2015	2015	2015
Annuity account values:

Fixed annuities (deferred)	$5,189	$5,210	$4,843	$4,883	$5,004

Net interest spread (fixed annuities):	2.5%	2.1%	2.7%	2.5%	2.5%

Equity-indexed annuities	$4,402	$4,448	$4,509	$4,536	$4,622

Variable annuities:
No riders	$732	$753	$782	$791	$843
GMDB only	58	60	62	63	69
GMIB only	5	5	5	5	5
GMAB only	29	31	33	33	38
GMWB only	1,367	1,386	1,425	1,426	1,540
GMDB / WB	341	349	359	361	391
Other	20	21	22	22	24
Total VA account values	$2,552	$2,605	$2,688	$2,701	$2,910

Fair value of liabilities associated with living benefit riders	$284	$255	$192	$229	$134

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$354	$368	$322	$313	$325

Bank-owned life insurance (BOLI)	$565	$562	$559	$556	$554

Other asset-intensive business	$66	$66	$66	$67	$67

Future policy benefits associated with:

Payout annuities	$1,978	$1,949	$1,960	$1,919	$1,952

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment - Financial Reinsurance GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Qtr vs. PY	June 30,	June 30,
	2016	2016	2015	2015	2015	Quarter	2016	2015	Change
Revenues:
Investment income, net of related expenses	$2,386	$2,607	$1,702	$1,438	$1,194	$1,192	$4,993	$2,339	$2,654
Other revenue	17,963	18,581	19,133	16,446	17,717	246	36,544	33,022	3,522
Total revenues	20,349	21,188	20,835	17,884	18,911	1,438	41,537	35,361	6,176

Benefits and expenses:
Policy acquisition costs and other insurance expenses	3,085	2,568	2,720	2,535	2,522	563	5,653	4,938	715
Other operating expenses	2,389	2,686	2,179	3,276	1,746	643	5,075	3,415	1,660
Total benefits and expenses	5,474	5,254	4,899	5,811	4,268	1,206	10,728	8,353	2,375

Income before income taxes	$14,875	$15,934	$15,936	$12,073	$14,643	$232	$30,809	$27,008	$3,801

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment - Financial Reinsurance Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2016	2016	2015	2015	2015	Quarter	2016	2015	Change
Revenues:
Investment income, net of related expenses	$2,386	$2,607	$1,702	$1,438	$1,194	$1,192	$4,993	$2,339	$2,654
Other revenue	17,963	18,581	19,133	16,446	17,717	246	36,544	33,022	3,522
Total revenues	20,349	21,188	20,835	17,884	18,911	1,438	41,537	35,361	6,176

Benefits and expenses:
Policy acquisition costs and other insurance expenses	3,085	2,568	2,720	2,535	2,522	563	5,653	4,938	715
Other operating expenses	2,389	2,686	2,179	3,276	1,746	643	5,075	3,415	1,660
Total benefits and expenses	5,474	5,254	4,899	5,811	4,268	1,206	10,728	8,353	2,375

Operating income before income taxes	$14,875	$15,934	$15,936	$12,073	$14,643	$232	$30,809	$27,008	$3,801

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.

Reinsurance Group of America, Incorporated Canada Traditional Segment GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Qtr vs. PY	June 30,	June 30,
	2016	2016	2015	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$240,107	$215,463	$201,384	$200,000	$224,960	$15,147	$455,570	$437,510	$18,060
Investment income, net of related expenses	46,859	42,023	42,938	44,492	45,751	1,108	88,882	95,191	(6,309)
Investment related gains (losses), net	2,285	1,640	1,027	(3,821)	(167)	2,452	3,925	1,291	2,634
Other revenue	(339)	(1,126)	1,131	767	(454)	115	(1,465)	1,102	(2,567)
Total revenues	288,912	258,000	246,480	241,438	270,090	18,822	546,912	535,094	11,818

Benefits and expenses:
Claims and other policy benefits	176,478	172,401	148,543	152,640	185,742	(9,264)	348,879	369,276	(20,397)
Interest credited	7	2	4	5	5	2	9	9	—
Policy acquisition costs and other insurance expenses	60,021	57,138	43,226	46,581	53,371	6,650	117,159	102,922	14,237
Other operating expenses	9,097	8,364	10,067	8,140	8,236	861	17,461	17,424	37
Total benefits and expenses	245,603	237,905	201,840	207,366	247,354	(1,751)	483,508	489,631	(6,123)

Income before income taxes	$43,309	$20,095	$44,640	$34,072	$22,736	$20,573	$63,404	$45,463	$17,941

Loss and expense ratios:
Loss ratios (creditor business)	32.2%	25.8%	28.2%	34.4%	31.8%	0.4%	29.1%	30.7%	(1.6)%
Loss ratios (excluding creditor business)	87.4%	98.5%	82.5%	86.6%	95.9%	(8.5)%	92.6%	98.5%	(5.9)%
Claims and other policy benefits / (net premiums + investment income)	61.5%	67.0%	60.8%	62.4%	68.6%	(7.1)%	64.1%	69.3%	(5.2)%
Policy acquisition costs and other insurance expenses (creditor business)	64.3%	66.9%	66.2%	62.1%	64.0%	0.3%	65.5%	63.5%	2.0%
Policy acquisition costs and other insurance expenses (excluding creditor business)	11.8%	12.7%	12.9%	13.7%	13.2%	(1.4)%	12.2%	13.1%	(0.9)%
Other operating expenses	3.8%	3.9%	5.0%	4.1%	3.7%	0.1%	3.8%	4.0%	(0.2)%

Foreign currency effect on (1):
Net premiums	$(11,615)	$(22,010)	$(35,018)	$(40,371)	$(28,850)	$17,235	$(33,625)	$(54,971)	$21,346
Income before income taxes	$(2,247)	$(3,129)	$(7,658)	$(6,880)	$(2,915)	$668	$(5,376)	$(5,800)	$424

Creditor reinsurance net premiums	$60,275	$54,854	$32,484	$39,462	$46,629	$13,646	$115,129	$90,683	$24,446

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Canada Traditional Segment Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Qtr vs. PY	June 30,	June 30,
	2016	2016	2015	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$240,107	$215,463	$201,384	$200,000	$224,960	$15,147	$455,570	$437,510	$18,060
Investment income, net of related expenses	45,506	41,664	43,125	43,283	45,497	9	87,170	89,902	(2,732)
Investment related gains (losses), net	1,236	1,268	1,286	1,109	1,110	126	2,504	2,049	455
Other revenue	(339)	(1,126)	1,131	767	(454)	115	(1,465)	1,102	(2,567)
Total revenues	286,510	257,269	246,926	245,159	271,113	15,397	543,779	530,563	13,216

Benefits and expenses:
Claims and other policy benefits	176,478	172,401	148,543	152,640	185,742	(9,264)	348,879	369,276	(20,397)
Interest credited	7	2	4	5	5	2	9	9	—
Policy acquisition costs and other insurance expenses	60,021	57,138	43,226	46,581	53,371	6,650	117,159	102,922	14,237
Other operating expenses	9,097	8,364	10,067	8,140	8,236	861	17,461	17,424	37
Total benefits and expenses	245,603	237,905	201,840	207,366	247,354	(1,751)	483,508	489,631	(6,123)

Operating income before income taxes	$40,907	$19,364	$45,086	$37,793	$23,759	$17,148	$60,271	$40,932	$19,339

Loss and expense ratios:
Loss ratios (creditor business)	32.2%	25.8%	28.2%	34.4%	31.8%	0.4%	29.1%	30.7%	(1.6)%
Loss ratios (excluding creditor business)	87.4%	98.5%	82.5%	86.6%	95.9%	(8.5)%	92.6%	98.5%	(5.9)%
Claims and other policy benefits / (net premiums + investment income)	61.8%	67.0%	60.8%	62.7%	68.7%	(6.9)%	64.3%	70.0%	(5.7)%
Policy acquisition costs and other insurance expenses (creditor business)	64.3%	66.9%	66.2%	62.1%	64.0%	0.3%	65.5%	63.5%	2.0%
Policy acquisition costs and other insurance expenses (excluding creditor business)	11.8%	12.7%	12.9%	13.7%	13.2%	(1.4)%	12.2%	13.1%	(0.9)%
Other operating expenses	3.8%	3.9%	5.0%	4.1%	3.7%	0.1%	3.8%	4.0%	(0.2)%

Foreign currency effect on (1):
Net premiums	$(11,615)	$(22,010)	$(35,018)	$(40,371)	$(28,850)	$17,235	$(33,625)	$(54,971)	$21,346
Operating income before income taxes	$(2,130)	$(3,701)	$(7,795)	$(7,644)	$(3,065)	$935	$(5,831)	$(5,212)	$(619)

Creditor reinsurance net premiums	$60,275	$54,854	$32,484	$39,462	$46,629	$13,646	$115,129	$90,683	$24,446

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Canada Non-Traditional Segment (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Qtr vs. PY	June 30,	June 30,
	2016	2016	2015	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$10,192	$8,951	$9,002	$9,275	$9,725	$467	$19,143	$19,692	$(549)
Investment income, net of related expenses	228	384	328	230	328	(100)	612	878	(266)
Other revenue	1,434	1,349	1,332	1,535	1,405	29	2,783	2,762	21
Total revenues	11,854	10,684	10,662	11,040	11,458	396	22,538	23,332	(794)

Benefits and expenses:
Claims and other policy benefits	8,834	9,604	6,708	7,340	7,904	930	18,438	15,203	3,235
Policy acquisition costs and other insurance expenses	513	204	145	152	148	365	717	255	462
Other operating expenses	379	284	389	291	312	67	663	649	14
Total benefits and expenses	9,726	10,092	7,242	7,783	8,364	1,362	19,818	16,107	3,711

Income before income taxes	$2,128	$592	$3,420	$3,257	$3,094	$(966)	$2,720	$7,225	$(4,505)

Foreign currency effect on (2):
Net premiums	$(491)	$(915)	$(1,570)	$(1,872)	$(1,234)	$743	$(1,406)	$(2,536)	$1,130
Income before income taxes	$(106)	$(575)	$(623)	$(659)	$(397)	$291	$(681)	$(648)	$(33)

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) The Canada non-traditional segment includes longevity and financial reinsurance transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Canada Non-Traditional Segment (1) Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Qtr vs. PY	June 30,	June 30,
	2016	2016	2015	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$10,192	$8,951	$9,002	$9,275	$9,725	$467	$19,143	$19,692	$(549)
Investment income, net of related expenses	228	384	328	230	328	(100)	612	878	(266)
Other revenue	1,434	1,349	1,332	1,535	1,405	29	2,783	2,762	21
Total revenues	11,854	10,684	10,662	11,040	11,458	396	22,538	23,332	(794)

Benefits and expenses:
Claims and other policy benefits	8,834	9,604	6,708	7,340	7,904	930	18,438	15,203	3,235
Policy acquisition costs and other insurance expenses	513	204	145	152	148	365	717	255	462
Other operating expenses	379	284	389	291	312	67	663	649	14
Total benefits and expenses	9,726	10,092	7,242	7,783	8,364	1,362	19,818	16,107	3,711

Operating income before income taxes	$2,128	$592	$3,420	$3,257	$3,094	$(966)	$2,720	$7,225	$(4,505)

Foreign currency effect on (2):
Net premiums	$(491)	$(915)	$(1,570)	$(1,872)	$(1,234)	$743	$(1,406)	$(2,536)	$1,130
Operating income before income taxes	$(106)	$(575)	$(623)	$(659)	$(397)	$291	$(681)	$(648)	$(33)

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) The Canada non-traditional segment includes longevity and financial reinsurance transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Traditional Segment GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Qtr vs. PY	June 30,	June 30,
	2016	2016	2015	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$286,861	$276,435	$299,938	$276,111	$275,745	$11,116	$563,296	$545,491	$17,805
Investment income, net of related expenses	13,321	12,168	14,123	12,066	13,092	229	25,489	25,181	308
Investment related gains (losses), net	—	5	7,527	(6,878)	(4,509)	4,509	5	7,748	(7,743)
Other revenue	1,460	1,026	5,380	3,051	(136)	1,596	2,486	1,004	1,482
Total revenues	301,642	289,634	326,968	284,350	284,192	17,450	591,276	579,424	11,852

Benefits and expenses:
Claims and other policy benefits	252,336	251,243	260,874	232,473	240,942	11,394	503,579	476,249	27,330
Interest credited	—	—	8,126	(6,798)	(4,048)	4,048	—	8,301	(8,301)
Policy acquisition costs and other insurance expenses	17,550	14,782	19,171	17,680	14,183	3,367	32,332	26,191	6,141
Other operating expenses	24,922	24,725	25,938	25,085	23,956	966	49,647	49,042	605
Total benefits and expenses	294,808	290,750	314,109	268,440	275,033	19,775	585,558	559,783	25,775

Income before income taxes	$6,834	$(1,116)	$12,859	$15,910	$9,159	$(2,325)	$5,718	$19,641	$(13,923)

Loss and expense ratios:
Claims and other policy benefits	88.0%	90.9%	87.0%	84.2%	87.4%	0.6%	89.4%	87.3%	2.1%
Policy acquisition costs and other insurance expenses	6.1%	5.3%	6.4%	6.4%	5.1%	1.0%	5.7%	4.8%	0.9%
Other operating expenses	8.7%	8.9%	8.6%	9.1%	8.7%	—%	8.8%	9.0%	(0.2)%

Foreign currency effect on (1):
Net premiums	$(20,223)	$(23,009)	$(24,499)	$(29,879)	$(35,426)	$15,203	$(43,232)	$(64,856)	$21,624
Income before income taxes	$45	$(184)	$(1,285)	$(783)	$(769)	$814	$(139)	$(2,084)	$1,945

Critical illness net premiums	$53,805	$53,643	$58,610	$58,069	$58,278	$(4,473)	$107,448	$116,497	$(9,049)

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Traditional Segment Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Qtr vs. PY	June 30,	June 30,
	2016	2016	2015	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$286,861	$276,435	$299,938	$276,111	$275,745	$11,116	$563,296	$545,491	$17,805
Investment income, net of related expenses	13,321	12,168	14,123	12,066	13,092	229	25,489	25,181	308
Investment related gains (losses), net	—	—	7,527	(7,167)	(4,509)	4,509	—	7,699	(7,699)
Other revenue	1,460	1,026	5,380	3,051	(136)	1,596	2,486	1,004	1,482
Total revenues	301,642	289,629	326,968	284,061	284,192	17,450	591,271	579,375	11,896

Benefits and expenses:
Claims and other policy benefits	252,336	251,243	260,874	232,473	240,942	11,394	503,579	476,249	27,330
Interest credited	—	—	8,126	(6,798)	(4,048)	4,048	—	8,301	(8,301)
Policy acquisition costs and other insurance expenses	17,550	14,782	19,171	17,680	14,183	3,367	32,332	26,191	6,141
Other operating expenses	24,922	24,725	25,938	25,085	23,956	966	49,647	49,042	605
Total benefits and expenses	294,808	290,750	314,109	268,440	275,033	19,775	585,558	559,783	25,775

Operating income before income taxes	$6,834	$(1,121)	$12,859	$15,621	$9,159	$(2,325)	$5,713	$19,592	$(13,879)

Loss and expense ratios:
Claims and other policy benefits	88.0%	90.9%	87.0%	84.2%	87.4%	0.6%	89.4%	87.3%	2.1%
Policy acquisition costs and other insurance expenses	6.1%	5.3%	6.4%	6.4%	5.1%	1.0%	5.7%	4.8%	0.9%
Other operating expenses	8.7%	8.9%	8.6%	9.1%	8.7%	—%	8.8%	9.0%	(0.2)%

Foreign currency effect on (1):
Net premiums	$(20,223)	$(23,009)	$(24,499)	$(29,879)	$(35,426)	$15,203	$(43,232)	$(64,856)	$21,624
Operating income before income taxes	$46	$(194)	$(1,285)	$(716)	$(770)	$816	$(148)	$(2,071)	$1,923

Critical illness net premiums	$53,805	$53,643	$58,610	$58,069	$58,278	$(4,473)	$107,448	$116,497	$(9,049)

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Non-Traditional Segment (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Qtr vs. PY	June 30,	June 30,
	2016	2016	2015	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$43,484	$35,606	$47,152	$44,584	$50,234	$(6,750)	$79,090	$80,094	$(1,004)
Investment income, net of related expenses	33,417	28,684	23,468	17,305	15,782	17,635	62,101	32,659	29,442
Investment related gains (losses), net	1,468	(1,004)	9,261	8	50	1,418	464	901	(437)
Other revenue	2,608	4,470	6,863	7,341	9,242	(6,634)	7,078	17,030	(9,952)
Total revenues	80,977	67,756	86,744	69,238	75,308	5,669	148,733	130,684	18,049

Benefits and expenses:
Claims and other policy benefits	44,004	36,443	52,064	37,923	39,849	4,155	80,447	71,930	8,517
Interest credited	2,966	408	—	—	—	2,966	3,374	—	3,374
Policy acquisition costs and other insurance expenses	723	(193)	(325)	(511)	266	457	530	(264)	794
Other operating expenses	5,815	5,674	6,860	2,592	3,761	2,054	11,489	7,952	3,537
Total benefits and expenses	53,508	42,332	58,599	40,004	43,876	9,632	95,840	79,618	16,222

Income before income taxes	$27,469	$25,424	$28,145	$29,234	$31,432	$(3,963)	$52,893	$51,066	$1,827

Foreign currency effect on (2):
Net premiums	$(3,127)	$(2,022)	$(2,062)	$(3,394)	$(4,779)	$1,652	$(5,149)	$(7,106)	$1,957
Income before income taxes	$(1,991)	$(1,924)	$(1,807)	$(2,854)	$(769)	$(1,222)	$(3,915)	$(6,611)	$2,696

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) The Europe, Middle East and Africa's Non-Traditional segment includes asset intensive, financial reinsurance, capital motivated and longevity closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Non-Traditional Segment (1) Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Qtr vs. PY	June 30,	June 30,
	2016	2016	2015	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$43,484	$35,606	$47,152	$44,584	$50,234	$(6,750)	$79,090	$80,094	$(1,004)
Investment income, net of related expenses	30,451	28,276	23,468	17,305	15,782	14,669	58,727	32,659	26,068
Other revenue	2,735	3,653	6,758	6,953	9,694	(6,959)	6,388	17,334	(10,946)
Total revenues	76,670	67,535	77,378	68,842	75,710	960	144,205	130,087	14,118

Benefits and expenses:
Claims and other policy benefits	44,004	36,443	52,064	37,923	39,849	4,155	80,447	71,930	8,517
Policy acquisition costs and other insurance expenses	723	(193)	(325)	(511)	266	457	530	(264)	794
Other operating expenses	5,815	5,674	6,860	2,592	3,761	2,054	11,489	7,952	3,537
Total benefits and expenses	50,542	41,924	58,599	40,004	43,876	6,666	92,466	79,618	12,848

Operating income before income taxes	$26,128	$25,611	$18,779	$28,838	$31,834	$(5,706)	$51,739	$50,469	$1,270

Foreign currency effect on (2):
Net premiums	$(3,127)	$(2,022)	$(2,062)	$(3,394)	$(4,779)	$1,652	$(5,149)	$(7,106)	$1,957
Operating income before income taxes	$(1,819)	$(1,978)	$(1,441)	$(2,780)	$(4,214)	$2,395	$(3,797)	$(6,607)	$2,810

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) The Europe, Middle East and Africa's non-traditional segment includes asset intensive, financial reinsurance, capital motivated and longevity closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Traditional Segment GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Qtr vs. PY	June 30,	June 30,
	2016	2016	2015	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$454,629	$374,142	$388,663	$400,322	$390,456	$64,173	$828,771	$762,601	$66,170
Investment income, net of related expenses	20,461	19,867	20,276	19,626	20,043	418	40,328	40,647	(319)
Investment related gains (losses), net	—	14	1,706	(1,706)	—	—	14	—	14
Other revenue	2,481	176	553	3,728	815	1,666	2,657	1,941	716
Total revenues	477,571	394,199	411,198	421,970	411,314	66,257	871,770	805,189	66,581

Benefits and expenses:
Claims and other policy benefits	338,447	274,298	284,269	333,739	325,667	12,780	612,745	590,976	21,769
Policy acquisition costs and other insurance expenses	67,908	44,367	49,747	41,982	49,335	18,573	112,275	96,247	16,028
Other operating expenses	36,734	34,374	39,767	34,973	31,997	4,737	71,108	61,003	10,105
Total benefits and expenses	443,089	353,039	373,783	410,694	406,999	36,090	796,128	748,226	47,902

Income before income taxes	$34,482	$41,160	$37,415	$11,276	$4,315	$30,167	$75,642	$56,963	$18,679

Loss and Expense Ratios:
Claims and other policy benefits	74.4%	73.3%	73.1%	83.4%	83.4%	(9.0)%	73.9%	77.5%	(3.6)%
Policy acquisition costs and other insurance expenses	14.9%	11.9%	12.8%	10.5%	12.6%	2.3%	13.5%	12.6%	0.9%
Other operating expenses	8.1%	9.2%	10.2%	8.7%	8.2%	(0.1)%	8.6%	8.0%	0.6%

Foreign currency effect on (1):
Net premiums	$(7,741)	$(21,627)	$(43,034)	$(69,139)	$(50,842)	$43,101	$(29,368)	$(86,000)	$56,632
Income before income taxes	$506	$(2,735)	$(4,686)	$(119)	$1,533	$(1,027)	$(2,229)	$(3,229)	$1,000

Critical illness net premiums	$113,297	$98,389	$81,271	$86,341	$75,120	$38,177	$211,686	$144,987	$66,699

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Traditional Segment Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Qtr vs. PY	June 30,	June 30,
	2016	2016	2015	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$454,629	$374,142	$388,663	$400,322	$390,456	$64,173	$828,771	$762,601	$66,170
Investment income, net of related expenses	20,461	19,867	20,276	19,626	20,043	418	40,328	40,647	(319)
Investment related gains (losses), net	—	(2)	—	—	—	—	(2)	—	(2)
Other revenue	2,481	176	553	3,728	815	1,666	2,657	1,941	716
Total revenues	477,571	394,183	409,492	423,676	411,314	66,257	871,754	805,189	66,565

Benefits and expenses:
Claims and other policy benefits	338,447	274,298	284,269	333,739	325,667	12,780	612,745	590,976	21,769
Policy acquisition costs and other insurance expenses	67,908	44,367	49,747	41,982	49,335	18,573	112,275	96,247	16,028
Other operating expenses	36,734	34,374	39,767	34,973	31,997	4,737	71,108	61,003	10,105
Total benefits and expenses	443,089	353,039	373,783	410,694	406,999	36,090	796,128	748,226	47,902

Operating income before income taxes	$34,482	$41,144	$35,709	$12,982	$4,315	$30,167	$75,626	$56,963	$18,663

Loss and Expense Ratios:
Claims and other policy benefits	74.4%	73.3%	73.1%	83.4%	83.4%	(9.0)%	73.9%	77.5%	(3.6)%
Policy acquisition costs and other insurance expenses	14.9%	11.9%	12.8%	10.5%	12.6%	2.3%	13.5%	12.6%	0.9%
Other operating expenses	8.1%	9.2%	10.2%	8.7%	8.2%	(0.1)%	8.6%	8.0%	0.6%

Foreign currency effect on (1):
Net premiums	$(7,741)	$(21,627)	$(43,034)	$(69,139)	$(50,842)	$43,101	$(29,368)	$(86,000)	$56,632
Operating income before income taxes	$506	$(2,748)	$(4,204)	$(601)	$1,533	$(1,027)	$(2,242)	$(3,229)	$987

Critical illness net premiums	$113,297	$98,389	$81,271	$86,341	$75,120	$38,177	$211,686	$144,987	$66,699

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Non-Traditional Segment (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Qtr vs. PY	June 30,	June 30,
	2016	2016	2015	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$(1,493)	$5,686	$5,487	$2,807	$898	$(2,391)	$4,193	$11,180	$(6,987)
Investment income, net of related expenses	5,885	6,374	6,659	4,482	3,888	1,997	12,259	7,537	4,722
Investment related gains (losses), net	6,527	1,687	671	(175)	(1,549)	8,076	8,214	(1,027)	9,241
Other revenue	6,126	6,324	5,698	4,306	3,839	2,287	12,450	8,956	3,494
Total revenues	17,045	20,071	18,515	11,420	7,076	9,969	37,116	26,646	10,470

Benefits and expenses:
Claims and other policy benefits	8,237	3,473	4,951	903	4,706	3,531	11,710	10,441	1,269
Interest credited	3,136	3,030	3,095	1,023	169	2,967	6,166	353	5,813
Policy acquisition costs and other insurance expenses	1,667	1,287	1,297	292	419	1,248	2,954	965	1,989
Other operating expenses	4,078	3,728	3,705	3,790	3,187	891	7,806	6,147	1,659
Total benefits and expenses	17,118	11,518	13,048	6,008	8,481	8,637	28,636	17,906	10,730

Income before income taxes	$(73)	$8,553	$5,467	$5,412	$(1,405)	$1,332	$8,480	$8,740	$(260)

Foreign currency effect on (2):
Net premiums	$(225)	$243	$(373)	$(392)	$(156)	$(69)	$18	$(1,842)	$1,860
Income before income taxes	$233	$778	$(587)	$(1,624)	$1,533	$(1,300)	$1,011	$(696)	$1,707

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) The Asia Pacific non-traditional segment includes asset intensive, financial reinsurance, and disabled life closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Non-Traditional Segment(1) Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Qtr vs. PY	June 30,	June 30,
	2016	2016	2015	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$(1,493)	$5,686	$5,487	$2,807	$898	$(2,391)	$4,193	$11,180	$(6,987)
Investment income, net of related expenses	5,885	6,374	6,659	4,482	3,888	1,997	12,259	7,537	4,722
Investment related gains (losses), net	602	576	654	706	507	95	1,178	1,008	170
Other revenue	6,126	6,324	5,698	4,306	3,839	2,287	12,450	8,956	3,494
Total revenues	11,120	18,960	18,498	12,301	9,132	1,988	30,080	28,681	1,399

Benefits and expenses:
Claims and other policy benefits	8,237	3,473	4,951	903	4,706	3,531	11,710	10,441	1,269
Interest credited	3,136	3,030	3,095	1,023	169	2,967	6,166	353	5,813
Policy acquisition costs and other insurance expenses	1,667	1,287	1,297	292	419	1,248	2,954	965	1,989
Other operating expenses	4,078	3,728	3,705	3,790	3,187	891	7,806	6,147	1,659
Total benefits and expenses	17,118	11,518	13,048	6,008	8,481	8,637	28,636	17,906	10,730

Operating Income before income taxes	$(5,998)	$7,442	$5,450	$6,293	$651	$(6,649)	$1,444	$10,775	$(9,331)

Foreign currency effect on (2):
Net premiums	$(225)	$243	$(373)	$(392)	$(156)	$(69)	$18	$(1,842)	$1,860
Operating income before income taxes	$(113)	$323	$(774)	$(1,719)	$(614)	$501	$210	$(1,065)	$1,275

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) The Asia Pacific non-traditional segment includes asset intensive, financial reinsurance, and disabled life closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Corporate and Other Segment GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Qtr vs. PY	June 30,	June 30,
	2016	2016	2015	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$108	$109	$112	$133	$153	$(45)	$217	$320	$(103)
Investment income, net of related expenses	25,190	22,921	28,355	31,693	31,707	(6,517)	48,111	63,402	(15,291)
Investment related gains (losses), net	32,036	7,423	(34,276)	(30,710)	1,712	30,324	39,459	(121)	39,580
Other revenue	4,653	2,049	6,665	(1,675)	3,307	1,346	6,702	4,997	1,705
Total revenues	61,987	32,502	856	(559)	36,879	25,108	94,489	68,598	25,891

Benefits and expenses:
Claims and other policy benefits	(6)	27	(11)	(4)	—	(6)	21	53	(32)
Interest credited	459	507	369	244	203	256	966	415	551
Policy acquisition costs and other insurance income	(25,149)	(23,812)	(22,886)	(22,234)	(21,843)	(3,306)	(48,961)	(42,431)	(6,530)
Other operating expenses	40,975	39,978	32,878	31,668	26,137	14,838	80,953	44,471	36,482
Interest expense	20,331	32,807	35,820	35,565	35,851	(15,520)	53,138	71,478	(18,340)
Collateral finance and securitization expense	6,587	6,325	6,182	5,133	5,258	1,329	12,912	11,329	1,583
Total benefits and expenses	43,197	55,832	52,352	50,372	45,606	(2,409)	99,029	85,315	13,714

Income before income taxes	$18,790	$(23,330)	$(51,496)	$(50,931)	$(8,727)	$27,517	$(4,540)	$(16,717)	$12,177

Foreign currency effect (1):
Income before income taxes	$(1,941)	$(1,409)	$(2,642)	$(1,122)	$(1,036)	$(905)	$(3,350)	$(2,314)	$(1,036)

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Corporate and Other Segment Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Qtr vs. PY	June 30,	June 30,
	2016	2016	2015	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$108	$109	$112	$133	$153	$(45)	$217	$320	$(103)
Investment income, net of related expenses	25,190	22,921	28,355	31,693	31,707	(6,517)	48,111	63,402	(15,291)
Investment related gains (losses), net	496	493	523	519	460	36	989	907	82
Other revenue	4,636	2,035	6,650	(1,670)	3,348	1,288	6,671	5,078	1,593
Total revenues	30,430	25,558	35,640	30,675	35,668	(5,238)	55,988	69,707	(13,719)

Benefits and expenses:
Claims and other policy benefits	(6)	27	(11)	(4)	—	(6)	21	53	(32)
Interest credited	459	507	369	244	203	256	966	415	551
Policy acquisition costs and other insurance income	(25,149)	(23,812)	(22,886)	(22,234)	(21,843)	(3,306)	(48,961)	(42,431)	(6,530)
Other operating expenses	40,975	39,978	32,878	31,668	26,137	14,838	80,953	44,471	36,482
Interest expense	20,331	32,807	35,820	35,565	35,851	(15,520)	53,138	71,478	(18,340)
Collateral finance and securitization expense	6,587	6,325	6,182	5,133	5,258	1,329	12,912	11,329	1,583
Total benefits and expenses	43,197	55,832	52,352	50,372	45,606	(2,409)	99,029	85,315	13,714

Operating income before income taxes	(12,767)	(30,274)	(16,712)	(19,697)	(9,938)	(2,829)	(43,041)	(15,608)	(27,433)

Foreign currency effect (1):
Operating income before income taxes	$(442)	$(868)	$(2,604)	$(1,407)	$(1,173)	$731	$(1,310)	$(1,701)	$391

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Summary of Segment GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2016	2016	2015	2015	2015		2016	2015	Change
U.S. and Latin America:
Traditional	$111,430	$51,098	$79,483	$55,652	$82,793	$28,637	$162,528	$100,636	$61,892
Non-Traditional:
Asset Intensive	93,979	(30,830)	30,874	24,182	55,750	38,229	63,149	97,890	(34,741)
Financial Reinsurance	14,875	15,934	15,936	12,073	14,643	232	30,809	27,008	3,801
Total U.S. and Latin America	220,284	36,202	126,293	91,907	153,186	67,098	256,486	225,534	30,952
Canada:
Canada Traditional	43,309	20,095	44,640	34,072	22,736	20,573	63,404	45,463	17,941
Canada Non-Traditional	2,128	592	3,420	3,257	3,094	(966)	2,720	7,225	(4,505)
Total Canada	45,437	20,687	48,060	37,329	25,830	19,607	66,124	52,688	13,436
Europe, Middle East and Africa:
Europe, Middle East and Africa Traditional	6,834	(1,116)	12,859	15,910	9,159	(2,325)	5,718	19,641	(13,923)
Europe, Middle East and Africa Non-Traditional	27,469	25,424	28,145	29,234	31,432	(3,963)	52,893	51,066	1,827
Total Europe, Middle East and Africa	34,303	24,308	41,004	45,144	40,591	(6,288)	58,611	70,707	(12,096)
Asia Pacific:
Asia Pacific Traditional	34,482	41,160	37,415	11,276	4,315	30,167	75,642	56,963	18,679
Asia Pacific Non-Traditional	(73)	8,553	5,467	5,412	(1,405)	1,332	8,480	8,740	(260)
Total Asia Pacific	34,409	49,713	42,882	16,688	2,910	31,499	84,122	65,703	18,419
Corporate and Other	18,790	(23,330)	(51,496)	(50,931)	(8,727)	27,517	(4,540)	(16,717)	12,177
Consolidated Income before Income Taxes	$353,223	$107,580	$206,743	$140,137	$213,790	$139,433	$460,803	$397,915	$62,888

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.

Reinsurance Group of America, Incorporated Summary of Segment Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2016	2016	2015	2015	2015		2016	2015	Change
U.S. and Latin America:
Traditional	$112,312	$53,198	$78,990	$54,726	$79,433	$32,879	$165,510	$99,749	$65,761
Non-Traditional:
Asset Intensive	54,323	45,268	47,596	55,230	56,402	(2,079)	99,591	96,736	2,855
Financial Reinsurance	14,875	15,934	15,936	12,073	14,643	232	30,809	27,008	3,801
Total U.S. and Latin America	181,510	114,400	142,522	122,029	150,478	31,032	295,910	223,493	72,417
Canada:
Canada Traditional	40,907	19,364	45,086	37,793	23,759	17,148	60,271	40,932	19,339
Canada Non-Traditional	2,128	592	3,420	3,257	3,094	(966)	2,720	7,225	(4,505)
Total Canada	43,035	19,956	48,506	41,050	26,853	16,182	62,991	48,157	14,834
Europe, Middle East and Africa:
Europe, Middle East and Africa Traditional	6,834	(1,121)	12,859	15,621	9,159	(2,325)	5,713	19,592	(13,879)
Europe, Middle East and Africa Non-Traditional	26,128	25,611	18,779	28,838	31,834	(5,706)	51,739	50,469	1,270
Total Europe, Middle East and Africa	32,962	24,490	31,638	44,459	40,993	(8,031)	57,452	70,061	(12,609)
Asia Pacific:
Asia Pacific Traditional	34,482	41,144	35,709	12,982	4,315	30,167	75,626	56,963	18,663
Asia Pacific Non-Traditional	(5,998)	7,442	5,450	6,293	651	(6,649)	1,444	10,775	(9,331)
Total Asia Pacific	28,484	48,586	41,159	19,275	4,966	23,518	77,070	67,738	9,332
Corporate and Other	(12,767)	(30,274)	(16,712)	(19,697)	(9,938)	(2,829)	(43,041)	(15,608)	(27,433)
Consolidated Operating Income before Income Taxes	$273,224	$177,158	$247,113	$207,116	$213,352	$59,872	$450,382	$393,841	$56,541

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.

Reinsurance Group of America, Incorporated Investments (USD thousands) Cash and Invested Assets

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2016	2016	2015	2015	2015
Fixed maturity securities, available-for-sale	$33,160,976	$31,148,714	$29,642,905	$27,411,788	$28,063,975
Mortgage loans on real estate	3,377,039	3,292,496	3,129,951	3,170,002	3,073,313
Policy loans	1,445,410	1,451,857	1,468,796	1,444,009	1,438,156
Funds withheld at interest	5,899,289	5,797,183	5,880,203	5,675,174	5,840,076
Short-term investments	195,979	431,535	558,284	58,200	76,118
Other invested assets	1,682,143	1,368,544	1,298,120	1,187,504	1,110,107
Cash and cash equivalents	1,034,329	1,502,082	1,525,275	1,747,692	1,335,661
Total cash and invested assets	$46,795,165	$44,992,411	$43,503,534	$40,694,369	$40,937,406

Investment Income and Yield Summary

	Three Months Ended						Current Qtr vs. PY Quarter	Year-to-Date
	June 30,	March 31,	Dec. 31,		Sept. 30,	June 30,		June 30,	June 30,
	2016	2016	2015		2015	2015		2016	2015	Change
Average invested assets at amortized cost (1)	$23,216,459	$22,379,003	$21,552,560		$20,988,046	$21,029,197	$2,187,262	$22,669,219	$20,926,385	$1,742,834
Net investment income (1)	$268,747	$245,299	$262,660		$240,168	$252,131	$16,616	$514,046	$499,369	$14,677
Annualized investment yield (ratio of net investment income to average invested assets) (1)	4.71%	4.46%	4.96%	(2)	4.66%	4.88%	(0.17)%	4.59%	4.83%	(0.24)%

(1) Excludes spread-related business (e.g. coinsurance of annuities).
(2) Includes the cumulative effective of income related to a funds withheld transaction executed in the fourth quarter of 2015, retroactive to the beginning of the year.

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Amortized Cost, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity and Equity Securities
(Excludes Funds Withheld Portfolios)

June 30, 2016
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$18,417,375	$1,260,330	$134,468	$19,543,237	58.9%	$—
Canadian and Canadian provincial governments	2,607,276	1,497,998	—	4,105,274	12.4%	—
Residential mortgage-backed securities	1,225,718	72,733	5,673	1,292,778	3.9%	(300)
Asset-backed securities	1,377,736	11,054	32,113	1,356,677	4.1%	275
Commercial mortgage-backed securities	1,441,091	67,727	1,125	1,507,693	4.5%	(1,609)
U.S. government and agencies	1,907,648	99,690	—	2,007,338	6.1%	—
State and political subdivisions	538,037	74,042	6,137	605,942	1.8%	—
Other foreign government, supranational, and foreign
government-sponsored enterprises	2,562,003	190,688	10,654	2,742,037	8.3%	—
Total fixed maturity securities	$30,076,884	$3,274,262	$190,170	$33,160,976	100.0%	$(1,634)

Non-redeemable preferred stock	$66,464	$2,575	$7,936	$61,103	14.6%
Other equity securities	349,577	7,952	446	357,083	85.4%
Total equity securities	$416,041	$10,527	$8,382	$418,186	100.0%

December 31, 2015
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$17,575,507	$599,718	$467,069	$17,708,156	59.7%	$—
Canadian and Canadian provincial governments	2,469,009	1,110,282	2,532	3,576,759	12.1%	—
Residential mortgage-backed securities	1,277,998	45,152	11,673	1,311,477	4.4%	(300)
Asset-backed securities	1,219,000	12,052	18,376	1,212,676	4.1%	354
Commercial mortgage-backed securities	1,456,848	37,407	11,168	1,483,087	5.0%	(1,609)
U.S. government and agencies	1,423,791	15,586	57,718	1,381,659	4.7%	—
State and political subdivisions	480,067	40,014	9,067	511,014	1.7%	—
Other foreign government, supranational, and foreign
government-sponsored enterprises	2,420,757	78,964	41,644	2,458,077	8.3%	—
Total fixed maturity securities	$28,322,977	$1,939,175	$619,247	$29,642,905	100.0%	$(1,555)

Non-redeemable preferred stock	$85,645	$7,837	$5,962	$87,520	69.5%
Other equity securities	40,584	—	2,242	38,342	30.5%
Total equity securities	$126,229	$7,837	$8,204	$125,862	100.0%

Reinsurance Group of America, Incorporated Investments (USD thousands) Corporate Fixed Maturities Securities by Sector (Excludes Funds Withheld Portfolios)

	June 30, 2016				December 31, 2015
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$3,985,263	$4,153,930	21.5%	A-	$3,557,406	$3,641,125	20.5%	A-
Brokerage/asset managers/exchanges	388,968	414,342	2.1%	A	315,848	327,477	1.8%	A
Finance companies	109,785	116,392	0.6%	A+	68,996	70,947	0.4%	BBB-
Insurance	1,129,787	1,200,471	6.1%	A-	877,691	908,752	5.1%	A-
REITs	556,903	590,731	3.0%	BBB+	524,424	540,120	3.1%	BBB+
Other Finance	97,824	102,123	0.5%	A-	64,426	66,623	0.4%	A-
Total financial institutions	$6,268,530	$6,577,989	33.8%		$5,408,791	$5,555,044	31.3%
Industrials
Basic	$891,944	$933,433	4.8%	BBB	$937,498	$894,466	5.1%	BBB
Capital goods	1,016,462	1,064,913	5.4%	BBB+	1,090,670	1,091,523	6.2%	BBB+
Communications	1,861,878	1,987,032	10.2%	BBB	1,891,983	1,912,375	10.8%	BBB
Consumer cyclical	1,036,091	1,097,738	5.6%	BBB+	1,015,183	1,028,521	5.8%	BBB+
Consumer noncyclical	1,801,046	1,965,929	10.1%	A-	1,762,018	1,805,347	10.2%	A-
Energy	2,021,372	2,095,655	10.7%	BBB	2,064,824	1,922,366	10.9%	BBB+
Technology	619,012	654,432	3.3%	A-	569,174	574,280	3.2%	A-
Transportation	828,064	885,756	4.5%	A-	763,055	777,939	4.4%	A-
Other industrial	116,596	126,870	0.6%	BBB+	117,021	123,100	0.7%	BBB+
Total industrials	$10,192,465	$10,811,758	55.2%		$10,211,426	$10,129,917	57.3%
Utilities
Electric	$1,400,329	$1,537,201	7.9%	A-	$1,395,335	$1,444,368	8.2%	BBB+
Natural gas	329,475	358,597	1.8%	A-	315,826	323,206	1.8%	A-
Other utility	226,576	257,692	1.3%	A-	244,129	255,621	1.4%	A-
Total utilities	$1,956,380	$2,153,490	11.0%		$1,955,290	$2,023,195	11.4%
Total	$18,417,375	$19,543,237	100.0%	BBB+	$17,575,507	$17,708,156	100.0%	BBB+

(1) The Average Credit Rating designations are based on the weighted average ratings from nationally recognized rating organizations (NRSRO), primarily those assigned by S&P. In instances where a S&P rating is not available, the Company will reference the rating provided by Moody’s, and in the absence of both the Company will assign equivalent ratings based on information from the NAIC.

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Ratings of Fixed Maturity Securities (Excludes Funds Withheld Portfolios)

		June 30, 2016			March 31, 2016			December 31, 2015			September 30, 2015			June 30, 2015
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$19,755,011	$22,392,311	67.5%	$18,511,837	$20,516,462	65.9%	$17,801,017	$19,231,535	64.8%	$16,479,884	$18,012,729	65.7%	$16,880,974	$18,443,284	65.7%
2	BBB	8,679,819	9,130,971	27.5%	8,813,991	9,005,192	28.9%	8,838,444	8,830,172	29.8%	7,567,172	7,691,301	28.1%	7,686,514	7,881,514	28.1%
3	BB	1,012,092	1,018,629	3.1%	1,096,165	1,057,763	3.4%	1,054,449	1,001,614	3.4%	1,061,245	1,015,762	3.7%	932,629	950,069	3.4%
4	B	456,457	431,649	1.3%	402,872	372,795	1.2%	399,417	359,591	1.2%	414,775	389,089	1.4%	510,894	504,272	1.8%
5	CCC	143,675	135,927	0.4%	178,537	165,491	0.5%	207,351	197,498	0.7%	261,015	246,211	0.9%	246,203	242,930	0.9%
6	In or near default	29,830	51,489	0.2%	31,872	31,011	0.1%	22,299	22,495	0.1%	60,704	56,696	0.2%	48,118	41,906	0.1%
	Total	$30,076,884	$33,160,976	100.0%	$29,035,274	$31,148,714	100.0%	$28,322,977	$29,642,905	100.0%	$25,844,795	$27,411,788	100.0%	$26,305,332	$28,063,975	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the National Association of Insurance Commissioners (NAIC) statutory basis of accounting that meet the definition of SSAP No. 43R utilize the

NAIC rating methodology. All other securities will continue to utilize the NRSRO ratings, as available, or equivalent rating based on information from the NAIC.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. ‘BBB’ includes ‘BBB+’, ‘BBB’, and ‘BBB-’).

Structured Fixed Maturity Securities

	June 30, 2016		March 31, 2016		December 31, 2015		September 30, 2015		June 30, 2015
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Residential mortgage-backed securities:
Agency	$601,728	$659,526	$593,662	$642,617	$602,524	$634,077	$614,272	$657,066	$626,139	$656,940
Non-agency	623,990	633,252	737,232	738,280	675,474	677,400	619,886	626,394	528,593	533,939
Total residential mortgage-backed securities	1,225,718	1,292,778	1,330,894	1,380,897	1,277,998	1,311,477	1,234,158	1,283,460	1,154,732	1,190,879
Commercial mortgage-backed securities	1,441,091	1,507,693	1,466,500	1,508,183	1,456,848	1,483,087	1,441,845	1,491,951	1,471,419	1,525,469
Asset-backed securities	1,377,736	1,356,677	1,319,616	1,289,381	1,219,000	1,212,676	1,055,760	1,061,372	1,051,093	1,062,624
Total	$4,044,545	$4,157,148	$4,117,010	$4,178,461	$3,953,846	$4,007,240	$3,731,763	$3,836,783	$3,677,244	$3,778,972

Reinsurance Group of America, Incorporated Investments (USD thousands) Gross Unrealized Losses Aging Fixed Maturity Securities

	June 30, 2016		March 31, 2016		December 31, 2015		September 30, 2015		June 30, 2015
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$148,844	74.9%	$272,450	70.5%	$458,676	73.1%	$359,324	79.5%	$369,658	94.0%
20% or more for less than six months	7,248	3.7%	68,067	17.6%	140,568	22.4%	69,197	15.3%	9,253	2.3%
20% or more for six months or greater	34,078	17.2%	36,949	9.6%	20,003	3.2%	14,480	3.2%	10,328	2.6%
Total	$190,170	95.8%	$377,466	97.7%	$619,247	98.7%	$443,001	98.0%	$389,239	98.9%

Equity Securities

	June 30, 2016		March 31, 2016		December 31, 2015		September 30, 2015		June 30, 2015
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$1,794	0.9%	$2,678	0.7%	$4,433	0.7%	$4,127	0.9%	$3,654	0.9%
20% or more for less than six months	1,685	0.8%	1,672	0.4%	1,927	0.3%	3,687	0.8%	948	0.2%
20% or more for six months or greater	4,903	2.5%	4,714	1.2%	1,844	0.3%	1,243	0.3%	—	0.0%
Total	$8,382	4.2%	$9,064	2.3%	$8,204	1.3%	$9,057	2.0%	$4,602	1.1%

Reinsurance Group of America, Incorporated Investments (USD thousands) Fixed Maturities and Equity Securities Below Amortized Cost (Excludes Funds Withheld Portfolios)

	As of June 30, 2016
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$649,275	$15,424	$1,208,939	$59,206	$1,858,214	$74,630
Canadian and Canadian provincial governments	—	—	—	—	—	—
Residential mortgage-backed securities	67,472	1,672	120,431	3,990	187,903	5,662
Asset-backed securities	534,180	18,943	258,828	10,507	793,008	29,450
Commercial mortgage-backed securities	78,002	423	41,399	702	119,401	1,125
U.S. government and agencies	—	—	—	—	—	—
State and political subdivisions	9,697	443	56,930	5,694	66,627	6,137
Other foreign government, supranational, and foreign government-sponsored enterprises	99,330	1,135	79,592	3,677	178,922	4,812
Total investment grade securities	1,437,956	38,040	1,766,119	83,776	3,204,075	121,816

Below investment grade securities:
Corporate securities	282,830	14,077	335,351	45,761	618,181	59,838
Residential mortgage-backed securities	—	—	379	11	379	11
Asset-backed securities	5,858	1,118	8,623	1,545	14,481	2,663
Commercial mortgage-backed securities	—	—	—	—	—	—
Other foreign government, supranational, and foreign government-sponsored enterprises	2,328	23	59,437	5,819	61,765	5,842
Total below investment grade securities	291,016	15,218	403,790	53,136	694,806	68,354
Total fixed maturity securities	$1,728,972	$53,258	$2,169,909	$136,912	$3,898,881	$190,170

Equity securities:
Non-redeemable preferred stock	3,248	261	24,247	7,675	27,495	7,936
Other equity securities	—	—	6,606	446	6,606	446
Total equity securities	$3,248	$261	$30,853	$8,121	$34,101	$8,382

	As of December 31, 2015
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$6,388,148	$323,961	$294,755	$40,861	$6,682,903	$364,822
Canadian and Canadian provincial governments	122,746	2,532	—	—	122,746	2,532
Residential mortgage-backed securities	452,297	7,036	82,314	4,057	534,611	11,093
Asset-backed securities	581,701	9,825	199,298	7,100	780,999	16,925
Commercial mortgage-backed securities	514,877	9,806	31,177	997	546,054	10,803
U.S. government and agencies	1,010,387	57,718	—	—	1,010,387	57,718
State and political subdivisions	157,837	5,349	13,016	3,718	170,853	9,067
Other foreign government, supranational, and foreign government-sponsored enterprises	702,962	18,279	38,379	4,206	741,341	22,485
Total investment grade securities	$9,930,955	$434,506	$658,939	$60,939	$10,589,894	$495,445

Below investment grade securities:
Corporate securities	$554,688	$71,171	$114,427	$31,076	$669,115	$102,247
Residential mortgage-backed securities	22,646	282	7,679	298	30,325	580
Asset-backed securities	6,772	201	9,335	1,250	16,107	1,451
Commercial mortgage-backed securities	3,253	248	767	117	4,020	365
Other foreign government, supranational, and foreign government-sponsored enterprises	60,668	7,356	31,693	11,803	92,361	19,159
Total below investment grade securities	648,027	79,258	163,901	44,544	811,928	123,802
Total fixed maturity securities	$10,578,982	$513,764	$822,840	$105,483	$11,401,822	$619,247

Equity securities:
Non-redeemable preferred stock	$12,331	$2,175	$12,191	$3,787	$24,522	$5,962
Other equity securities	38,327	2,242	—	—	38,327	2,242
Total equity securities	$50,658	$4,417	$12,191	$3,787	$62,849	$8,204

Reinsurance Group of America, Incorporated Investments (USD thousands) Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2016	2016	2015	2015	2015		2016	2015	Change
Fixed maturity and equity securities:
Other-than-temporary impairment losses on fixed maturities	$(846)	$(33,817)	$(27,605)	$(23,111)	$(4,137)	$3,291	$(34,663)	$(6,664)	$(27,999)
Gain on investment activity	53,615	27,192	20,077	13,792	20,009	33,606	80,807	39,210	41,597
Loss on investment activity	(22,556)	(11,787)	(21,636)	(22,186)	(14,475)	(8,081)	(34,343)	(28,071)	(6,272)
Net gain (loss) on fixed maturity and equity securities	30,213	(18,412)	(29,164)	(31,505)	1,397	28,816	11,801	4,475	7,326

Other impairment losses and change in mortgage loan provision	211	(2,060)	(2,292)	(636)	143	68	(1,849)	(4,025)	2,176
Other non-derivative gain (loss), net	5,123	4,057	11,824	(2,006)	976	4,147	9,180	18,351	(9,171)

Free-standing derivatives:
Credit default swaps	3,518	3,346	1,253	(8,407)	(187)	3,705	6,864	2,471	4,393
Interest rate swaps - non-hedged	41,500	62,527	(9,271)	42,014	(41,729)	83,229	104,027	(12,385)	116,412
Interest rate swaps - hedged	—	—	—	—	—	—	—	7	(7)
Foreign currency swaps - hedged (1)	(2,395)	(4,562)	2,983	(2,135)	—	(2,395)	(6,957)	—	(6,957)
Futures	(7,557)	(11,051)	(6,822)	16,655	(2,183)	(5,374)	(18,608)	(9,514)	(9,094)
CPI swaps	(520)	(180)	(55)	(250)	168	(688)	(700)	97	(797)
Equity options	(3,225)	(2,703)	(21,376)	15,149	(2,605)	(620)	(5,928)	(10,672)	4,744
Currency forwards	3,577	2,500	(214)	707	(1,433)	5,010	6,077	(1,653)	7,730
Bond forwards	(1,010)	841	(911)	610	1,495	(2,505)	(169)	655	(824)
Interest rate options	—	—	—	—	—	—	—	3,276	(3,276)
Total free-standing derivatives	33,888	50,718	(34,413)	64,343	(46,474)	80,362	84,606	(27,718)	112,324

Embedded derivatives:
Modified coinsurance and funds withheld treaties	76,966	(92,249)	(27,201)	(46,169)	(23,098)	100,064	(15,283)	(25,423)	10,140
GMXB	(28,137)	(62,940)	36,437	(95,373)	50,878	(79,015)	(91,077)	25,745	(116,822)
Total embedded derivatives	48,829	(155,189)	9,236	(141,542)	27,780	21,049	(106,360)	322	(106,682)

Net gain (loss) on total derivatives	82,717	(104,471)	(25,177)	(77,199)	(18,694)	101,411	(21,754)	(27,396)	5,642

Total investment related gains (losses), net	$118,264	$(120,886)	$(44,809)	$(111,346)	$(16,178)	$134,442	$(2,622)	$(8,595)	$5,973

(1)The company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net gains (losses) on total derivatives.

Appendix

Reconciliations of GAAP Income Statements to Operating Income Statements

Reinsurance Group of America, Incorporated Reconciliation of GAAP Income Statements to Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2016	2016	2015	2015	2015	Quarter	2016	2015	Change
U.S. & Latin America Traditional
Income before income taxes	$111,430	$51,098	$79,483	$55,652	$82,793	$28,637	$162,528	$100,636	$61,892
Investment and derivative gains (losses) - non-operating (1)	1	65	203	(1)	(2)	3	66	(1)	67
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	881	2,035	(696)	(925)	(3,358)	4,239	2,916	(886)	3,802
Operating income before income taxes	$112,312	$53,198	$78,990	$54,726	$79,433	$32,879	$165,510	$99,749	$65,761

U.S. & Latin America Asset Intensive
Income before income taxes	$93,979	$(30,830)	$30,874	$24,182	$55,750	$38,229	$63,149	$97,890	$(34,741)
Investment and derivative gains (losses) - non-operating (1)	(27,119)	(24,603)	39,757	(73,476)	39,497	(66,616)	(51,722)	17,710	(69,432)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(77,847)	90,214	27,897	47,094	26,456	(104,303)	12,367	26,309	(13,942)
GMXB embedded derivatives (1)	28,137	62,940	(36,437)	95,373	(50,878)	79,015	91,077	(25,745)	116,822
Funds withheld gains (losses) - investment income	(10,304)	(4,624)	59	(1,003)	(2,748)	(7,556)	(14,928)	(9,115)	(5,813)
EIA embedded derivatives - interest credited	(17,364)	29,149	(1,412)	(10,995)	(10,488)	(6,876)	11,785	(175)	11,960
DAC offset, net	64,841	(76,978)	(13,142)	(25,945)	(1,187)	66,028	(12,137)	(10,138)	(1,999)
Operating income before income taxes	$54,323	$45,268	$47,596	$55,230	$56,402	$(2,079)	$99,591	$96,736	$2,855

U.S. & Latin America Financial Reinsurance
Income before income taxes	$14,875	$15,934	$15,936	$12,073	$14,643	$232	$30,809	$27,008	$3,801
Operating income before income taxes	$14,875	$15,934	$15,936	$12,073	$14,643	$232	$30,809	$27,008	$3,801

Total U.S. & Latin America
Income before income taxes	$220,284	$36,202	$126,293	$91,907	$153,186	$67,098	$256,486	$225,534	$30,952
Investment and derivative gains (losses) - non-operating (1)	(27,118)	(24,538)	39,960	(73,477)	39,495	(66,613)	(51,656)	17,709	(69,365)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(76,966)	92,249	27,201	46,169	23,098	(100,064)	15,283	25,423	(10,140)
GMXB embedded derivatives (1)	28,137	62,940	(36,437)	95,373	(50,878)	79,015	91,077	(25,745)	116,822
Funds withheld gains (losses) - investment income	(10,304)	(4,624)	59	(1,003)	(2,748)	(7,556)	(14,928)	(9,115)	(5,813)
EIA embedded derivatives - interest credited	(17,364)	29,149	(1,412)	(10,995)	(10,488)	(6,876)	11,785	(175)	11,960
DAC offset, net	64,841	(76,978)	(13,142)	(25,945)	(1,187)	66,028	(12,137)	(10,138)	(1,999)
Operating income before income taxes	$181,510	$114,400	$142,522	$122,029	$150,478	$31,032	$295,910	$223,493	$72,417

(1) Included in "Investment related gains (losses), net" on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Reconciliation of GAAP Income Statements to Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2016	2016	2015	2015	2015	Quarter	2016	2015	Change
Canada Traditional
Income before income taxes	$43,309	$20,095	$44,640	$34,072	$22,736	$20,573	$63,404	$45,463	$17,941
Investment and derivative gains (losses) - non-operating (1)	(1,049)	(372)	259	4,930	1,277	(2,326)	(1,421)	758	(2,179)
Funds withheld gains (losses) - investment income	(1,353)	(359)	187	(1,209)	(254)	(1,099)	(1,712)	(5,289)	3,577
Operating income before income taxes	$40,907	$19,364	$45,086	$37,793	$23,759	$17,148	$60,271	$40,932	$19,339

Canada Non-Traditional
Income before income taxes	$2,128	$592	$3,420	$3,257	$3,094	$(966)	$2,720	$7,225	$(4,505)
Operating income before income taxes	$2,128	$592	$3,420	$3,257	$3,094	$(966)	$2,720	$7,225	$(4,505)

Europe, Middle East and Africa Traditional
Income before income taxes	$6,834	$(1,116)	$12,859	$15,910	$9,159	$(2,325)	$5,718	$19,641	$(13,923)
Investment and derivative gains (losses) - non-operating (1)	—	(5)	—	(289)	—	—	(5)	(49)	44
Operating income before income taxes	$6,834	$(1,121)	$12,859	$15,621	$9,159	$(2,325)	$5,713	$19,592	$(13,879)

Europe, Middle East and Africa Non-Traditional
Income before income taxes	$27,469	$25,424	$28,145	$29,234	$31,432	$(3,963)	$52,893	$51,066	$1,827
Investment and derivative gains (losses) - non-operating (1)	(1,468)	1,004	(9,261)	(8)	(50)	(1,418)	(464)	(901)	437
Investment income on unit-linked variable annuities	(2,966)	(408)	—	—	—	(2,966)	(3,374)	—	(3,374)
Interest credited on unit-linked variable annuities	2,966	408	—	—	—	2,966	3,374	—	3,374
Non-investment derivatives	127	(817)	(105)	(388)	452	(325)	(690)	304	(994)
Operating income before income taxes	$26,128	$25,611	$18,779	$28,838	$31,834	$(5,706)	$51,739	$50,469	$1,270

Asia Pacific Traditional
Income before income taxes	$34,482	$41,160	$37,415	$11,276	$4,315	$30,167	$75,642	$56,963	$18,679
Investment and derivative gains (losses) - non-operating (1)	—	(16)	(1,706)	1,706	—	—	(16)	—	(16)
Operating income before income taxes	$34,482	$41,144	$35,709	$12,982	$4,315	$30,167	$75,626	$56,963	$18,663

Asia Pacific Non-Traditional
Income before income taxes	$(73)	$8,553	$5,467	$5,412	$(1,405)	$1,332	$8,480	$8,740	$(260)
Investment and derivative gains (losses) - non-operating (1)	(5,925)	(1,111)	(17)	881	2,056	(7,981)	(7,036)	2,035	(9,071)
Operating income before income taxes	$(5,998)	$7,442	$5,450	$6,293	$651	$(6,649)	$1,444	$10,775	$(9,331)

(1) Included in "Investment related gains (losses), net" on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Reconciliation of GAAP Income Statements to Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2016	2016	2015	2015	2015	Quarter	2016	2015	Change
Corporate and Other Segment
Income before income taxes	$18,790	$(23,330)	$(51,496)	$(50,931)	$(8,727)	$27,517	$(4,540)	$(16,717)	$12,177
Investment and derivative gains (losses) - non-operating (1)	(31,540)	(6,930)	34,799	31,229	(1,252)	(30,288)	(38,470)	1,028	(39,498)
Non-investment derivatives	(17)	(14)	(15)	5	41	(58)	(31)	81	(112)
Operating income before income taxes	$(12,767)	$(30,274)	$(16,712)	$(19,697)	$(9,938)	$(2,829)	$(43,041)	$(15,608)	$(27,433)

Consolidated
Income before income taxes	$353,223	$107,580	$206,743	$140,137	$213,790	$139,433	$460,803	$397,915	$62,888
Investment and derivative gains (losses) - non-operating (1)	(67,100)	(31,968)	64,034	(35,028)	41,526	(108,626)	(99,068)	20,580	(119,648)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(76,966)	92,249	27,201	46,169	23,098	(100,064)	15,283	25,423	(10,140)
GMXB embedded derivatives (1)	28,137	62,940	(36,437)	95,373	(50,878)	79,015	91,077	(25,745)	116,822
Funds withheld gains (losses) - investment income	(11,657)	(4,983)	246	(2,212)	(3,002)	(8,655)	(16,640)	(14,404)	(2,236)
EIA embedded derivatives - interest credited	(17,364)	29,149	(1,412)	(10,995)	(10,488)	(6,876)	11,785	(175)	11,960
DAC offset, net	64,841	(76,978)	(13,142)	(25,945)	(1,187)	66,028	(12,137)	(10,138)	(1,999)
Investment income on unit-linked variable annuities	(2,966)	(408)	—	—	—	(2,966)	(3,374)	—	(3,374)
Interest credited on unit-linked variable annuities	2,966	408	—	—	—	2,966	3,374	—	3,374
Non-investment derivatives	110	(831)	(120)	(383)	493	(383)	(721)	385	(1,106)
Operating income before income taxes	$273,224	$177,158	$247,113	$207,116	$213,352	$59,872	$450,382	$393,841	$56,541

(1) Included in "Investment related gains (losses), net" on Consolidated GAAP Income Statement.

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